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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2003

QWEST COMMUNICATIONS INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-22609	84-1339282
(Commission File Number)	(IRS Employer Identification No.)

1801 California Street Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 303-992-1400

Not applicable
(Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets.

        On September 9, 2003, Qwest Communications International Inc. ("Qwest") announced the completion of the second and final phase of the sale of the directory publishing business of its subsidiary, Qwest Dex, Inc. ("QwestDex"), to an entity ("Buyer") owned by the private equity firms of The Carlyle Group and Welsh, Carson, Anderson & Stowe for a cash purchase price of approximately $4.3 billion (excluding fees and expenses and subject to adjustments relating to working capital levels). A description of the first phase ("Stage 1") of the sale, which included QwestDex's operations in Colorado, Iowa, Minnesota, Nebraska, New Mexico, North Dakota and South Dakota, and this second and final phase ("Stage 2") of the sale, which included QwestDex's operations in Arizona, Idaho, Montana, Oregon, Utah, Washington and Wyoming (including, in each case, the purchase agreements relating thereto), was included in Qwest's Current Report on Form 8-K filed on August 22, 2002.

        Qwest will continue the commercial and non-competition arrangements with Buyer and its affiliates relating to the directory publishing business that were entered into in connection with Stage 1, with those arrangements now also applying to the Stage 2 region. These arrangements include the following:

  •
  Pursuant to a publishing agreement, Buyer will be Qwest Corporation's exclusive, official publisher of telephone directories in both the Stage 1 and Stage 2 regions (the "Qwest Service Area") and will perform Qwest's directory publishing obligations in the Qwest Service Area for a period of 50 years from the closing of Stage 1. The performance of these obligations will be at publisher's sole cost, except where material cost increases are caused by changes in regulatory requirements, in which case Qwest and the publisher will share such cost increases for a period of seven years from November 8, 2002.

  •
  Pursuant to a non-competition and non-solicitation agreement, Qwest and its affiliates have agreed not to compete on a branded or unbranded basis in the telephone directory business in the Qwest Service Area for a period of 40 years from the closing of Stage 1.

        A copy of the publishing agreement was attached as Exhibit 99.2 to Qwest's Current Report on Form 8-K/A filed on November 19, 2002, and a copy of the non-competition and non-solicitation agreement was attached as Exhibit 99.3 to the same Current Report on Form 8-K/A.

Forward Looking Statements Warning

        This Current Report on Form 8-K may contain projections and other forward-looking statements that involve risks and uncertainties. These statements may differ materially from actual future events or results. Readers are referred to the documents filed by us with the Securities and Exchange Commission, specifically the most recent reports which identify important risk factors that could cause actual results to differ from those contained in the forward-looking statements, including but not limited to: unanticipated delays in completing the process of our restatement of historical financial statements and related audits; the duration and extent of the current economic downturn in our 14-state local service area, including its effect on our customers and suppliers; access line losses due to increased competition, including from technology substitution of our access lines with wireless and cable alternatives; the effects of our anticipated restatement of historical financial statements including delays in or restrictions on our ability to access the capital markets or other adverse effects to our business and financial position; our substantial indebtedness, and our inability to complete any further efforts to de-lever our balance sheet through asset sales or other transactions; any adverse outcome of the SEC's current investigation into our accounting policies, practices and procedures and certain transactions; any adverse outcome of the current investigation by the U.S. Attorney's office in Denver into certain matters relating to us; adverse results of increased review and scrutiny by Congress, regulatory authorities, media and others (including any internal analyses) of financial reporting issues and practices or otherwise; the failure of our chief executive and chief financial officers to provide certain certifications relating to certain public filings; further delays in making required public filings with the SEC; rapid and significant changes in technology and markets; any adverse developments in commercial disputes or legal proceedings, including any adverse outcome of current or future legal proceedings related to matters that are the subject of governmental investigations, and, to the extent not covered by insurance, if any, our inability to satisfy any resulting obligations from funds available to us, if any; our future ability to provide interLATA services within our 14-state local service area using our proprietary telecom network assets (as opposed to on a switched access basis); potential fluctuations in quarterly results; volatility of our stock price; intense competition in the markets in which we compete including the likelihood of certain of our competitors emerging from bankruptcy court protection or otherwise reorganizing their capital structure and competing effectively against us; changes in demand for our products and services; acceleration of the deployment of advanced new services, such as broadband data, wireless and video services, which could require substantial expenditure of financial and other resources in excess of contemplated levels; higher than anticipated employee levels, capital expenditures and operating expenses; adverse changes in the regulatory or legislative environment affecting our business; and changes in the outcome of future events from the assumed outcome included in our significant accounting policies.

        The information contained in this Current Report on Form 8-K is a statement of Qwest's present intention, belief or expectation and is based upon, among other things, the existing regulatory environment, industry conditions, market conditions and prices, the economy in general and Qwest's assumptions. Qwest may change its intention, belief or expectation, at any time and without notice, based upon any changes in such factors, in Qwest's assumptions or otherwise. The cautionary statements contained or referred to in this Current Report on Form 8-K should be considered in connection with any subsequent written or oral forward-looking statements that Qwest or persons acting on its behalf may issue. This Current Report on Form 8-K may include analysts' estimates and other information prepared by third parties for which Qwest assumes no responsibility.

        Qwest undertakes no obligation to review or confirm analysts' expectations or estimates or to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

        By including any information in this Current Report on Form 8-K, Qwest does not necessarily acknowledge that disclosure of such information is required by applicable law or that the information is material.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, Qwest has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QWEST COMMUNICATIONS INTERNATIONAL INC.
DATE: September 22, 2003	By:	/s/ STEPHEN E. BRILZ Name: Stephen E. Brilz Title: Assistant Secretary

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  Item 2. Acquisition or Disposition of Assets.
SIGNATURES